UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5076

Tax-Exempt California Money Market Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Tax-Exempt
California Money Market Fund

September 30, 2006

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Shareholder:

Thank you for investing with the Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, on the following pages you'll find the fund's annual report for its most recent fiscal year ended September 30, 2006. Briefly, for the 12-month period ended September 30, the fund registered favorable performance and achieved its stated objectives of seeking maximum current income that is exempt from Federal and California income taxes to the extent consistent with stability of principal.

Economic Review

From June 2004, when the US Federal Reserve Board (the Fed) changed from an accommodative monetary policy (keeping short-term interest rates low to encourage economic growth) to a restrictive stance (gradually hiking the federal funds rate to ward off inflationary pressures) it raised short-term interest rates 17 times by one quarter of a percentage point through June 2006.1 Oil prices, which had risen steadily beginning in late 2004 based on heavy demand from China, India and the US; shrinking oil stocks; geopolitical uncertainty; and three major hurricanes in 2005, finally crested, then retreated slightly beginning in August 2006. The US economy began to show signs of a slowdown this past summer based on a pullback in the housing market, the cumulative effects of high commodity prices and the Fed's interest rate increases. With its decisions at the August and

Fund Results
As of September 30, 2006

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield	Equivalent Taxable Yield*
2.54	4.31

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. It is based on the fund's yield and an approximate combined Federal and State of California marginal income tax rate of 41.05%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

September Federal Open Market Committee meeting to "pause," and keep the federal funds rate at 5.25%, the Fed demonstrated that it thinks the large number of rate hikes already in the system, along with the cooling housing market and slowing economy, will restrain future inflation. At the end of September 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.29%, compared with 4.44% 12 months earlier.2

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

2 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Over the period, we continued to focus on the highest-quality investments for the fund while seeking competitive yields across the municipal investment spectrum. In most years, during tax season, tax-free money fund investors withdraw substantial amounts of cash from the market to pay their tax bills. As a result of these sales, floating-rate issuers are forced to raise their rates to attract new investors. Our strategy during the first part of the fund's most recent fiscal year was to increase the portfolio's floating-rate position to take advantage of the increase in rates. In late 2005, this strategy worked well for the fund, but at year-end 2005 our overweight position in floating-rate securities detracted slightly from returns.3 (The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.4 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.) Later in the 12-month period, we increased the fund's fixed-rate position to take advantage of a steepened yield curve following the Fed's decision to pause.5

In the earlier part of the decade California struggled with significant structural deficits, but over the past two years the state has strongly benefited from a recovery in its large and broadly diversified economy. These improving economic conditions have had a corresponding positive impact on the state's tax base. The state's general obligation debt was upgraded three times during the past 12 months by major credit ratings agencies.

Thank you again for your investment. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Sonelius Kendrick-Smith

Portfolio Manager,
Tax-Exempt California Money Market Fund
September 2006

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return
Beginning Account Value 4/1/06	$ 1,000.00
Ending Account Value 9/30/06	$ 1,012.40
Expenses Paid per $1,000*	$ 5.25
Hypothetical 5% Fund Return
Beginning Account Value 4/1/06	$ 1,000.00
Ending Account Value 9/30/06	$ 1,019.85
Expenses Paid per $1,000*	$ 5.27

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Tax-Exempt California Money Market Fund	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	9/30/06	9/30/05
Municipal Investments:
Municipal Variable Rate Demand Notes	77%	73%
Municipal Bonds and Notes	23%	27%
	100%	100%
Weighted Average Maturity	9/30/06	9/30/05
Tax-Exempt California Money Market Fund	32 days	26 days
State Specific Retail California Money Fund Average*	23 days	25 days

* The Fund is compared to its respective iMoneyNet category: State Specific Retail Money Funds Average-Category consists of all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months and less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings. The category consists of all funds in the National Tax-Free Retail and State Specific Retail categories.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see pages 7-9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Investment Portfolio as of September 30, 2006

	Principal Amount ($)	Value ($)

Municipal Investments 99.3%
California 97.3%
ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 144A, 3.77%*, 5/1/2013 (a)	2,375,000	2,375,000
Series 2005-43, 144A, 3.77%*, 8/1/2013 (a)	5,040,000	5,040,000
California, ABAG Finance Authority For Non Profit Corps., Multi-Family Housing Revenue, California Hill Apartments, Series A, AMT, 3.75%*, 12/15/2032	4,350,000	4,350,000
California, Health Facilities Financing Authority Revenue, Kaiser Permanente, Series C, 3.64%*, 6/1/2041	4,500,000	4,500,000
California, Health Facilities Financing Authority Revenue, Scripps Health, Series A, 3.68%*, 10/1/2023, Bank One NA (b)	1,010,000	1,010,000
California, Housing Finance Agency Revenue, Home Mortgage, AMT, Series C, 3.83%*, 8/1/2037	700,000	700,000
California, Infrastructure & Economic Development Bank Revenue, Series PT-3501, 144A, 3.76%*, 7/1/2037 (a)	3,000,000	3,000,000
California, State Department of Water Resources, Power Supply Revenue:
Series C-7, 3.59%*, 5/1/2022 (a)	800,000	800,000
Series C-5, 3.6%*, 5/1/2022, Dexia Credit Local (b)	800,000	800,000
Series C-4, 3.6%*, 5/1/2022, JPMorgan Chase Bank (b)	1,110,000	1,110,000
Series B-6, 3.65%*, 5/1/2022, State Street Bank and Trust Co. (b)	1,400,000	1,400,000
California, State Economic Recovery:
Series C-15, 3.5%*, 7/1/2023 (a)	100,000	100,000
Series C-1, 3.65%*, 7/1/2023	1,000,000	1,000,000
California, State General Obligation:
Series B-4, 3.59%*, 5/1/2033, BNP Paribas (b)	1,200,000	1,200,000
Series C-4, 3.67%*, 5/1/2033, Landesbank Hessen-Thuringen (b)	2,700,000	2,700,000
Series PT-1555, 144A, 3.77%*, 10/1/2010 (a)	900,000	900,000
California, State General Obligation, Weekly Kindergarten University, Series A-9, 3.67%*, 5/1/2034, Citibank NA (b)	300,000	300,000
California, State University Revenue:
Series PT-2660, 144A, 3.77%*, 11/1/2025 (a)	1,680,000	1,680,000
Series 1320, 144A, 3.77%*, 11/1/2026 (a)	2,000,000	2,000,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Avian Glen Apartments Project, Series CC, AMT, 3.7%*, 8/1/2039, Citibank NA (b)	1,000,000	1,000,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.7%*, 11/15/2035	3,600,000	3,600,000
California, Statewide Financing Authority Revenue, Tobacco Settlement, Series PA-1287, 144A, 3.8%*, 5/1/2037	3,150,000	3,150,000
Contra Costa County, CA, Multi-Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 3.74%*, 12/1/2032, Citibank NA (b)	675,000	675,000
East Bay Ca Mun Util Dist Rev, Dtc Mmi Generic Cusip, 3.6%, 10/4/2006	3,100,000	3,100,000
Fullerton, CA, School District, Series PT-1558, 144A, 3.77%*, 8/1/2021 (a)	1,000,000	1,000,000
Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	3,380,000	3,385,461
Los Angeles, CA, Unified School District, Series SG-162, 144A, 3.76%*, 1/1/2028 (a)	1,400,000	1,400,000
Los Angeles, CA, Water and Power Revenue:
Series A-8, 3.67%*, 7/1/2035	100,000	100,000
Series B-7, 3.68%*, 7/1/2034	1,200,000	1,200,000
Series B-5, 3.68%*, 7/1/2034	1,500,000	1,500,000
Oakland, CA, Tax and Revenue Anticipation Notes, 4.5%, 7/17/2007	3,000,000	3,018,769
Orange County, CA, Municipal Water District, 3.6%, 10/12/2006	2,000,000	2,000,000
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.7%*, 7/1/2036, Citibank NA (b)	4,686,000	4,686,000
Sacramento County, CA, Water Financing Authority Revenue, Series PA-1176, 144A, 3.77%*, 6/1/2011 (a)	1,435,000	1,435,000
Sacramento County, CA, Housing Authority, Multi-Family Housing Revenue, Phoenix Park II Apartments, Series F, AMT, 3.7%*, 10/1/2036, Citibank NA (b)	1,900,000	1,900,000
Sacramento, CA, Tax and Revenue Anticipation Notes, 4.5%, 7/17/2007	3,000,000	3,020,545
San Diego County, CA, Water Authority, Series 1, 3.45%, 11/6/2006	4,500,000	4,500,000
San Francisco, CA, Bay Area, Rapid Transportation District, Sales Tax Revenue, Series PA-572, 144A, 3.77%*, 1/1/2008 (a)	2,250,000	2,250,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 144A, 3.77%*, 10/1/2022 (a)	3,000,000	3,000,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 3.8%*, 12/1/2019, Citibank NA (b)	650,000	650,000
San Jose, CA, Multi-Family Housing Revenue, Almaden Lake Village Apartments, Series A, AMT, 3.71%*, 3/1/2032	500,000	500,000
San Jose, CA, Unified School District, Santa Clara County, Series PT-3497, 144A, 3.77%*, 8/1/2022 (a)	1,500,000	1,500,000
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 3.64%*, 7/1/2025	1,000,000	1,000,000
Series B, 3.58%*, 7/1/2028	200,000	200,000
Series C-2, 3.6%*, 7/1/2036	1,000,000	1,000,000
Triunfo County, CA, Sanitation District Revenue, 3.63%*, 6/1/2019, BNP Paribas (b)	190,000	190,000
Ventura County, CA, Tax and Revenue Anticipation Notes, 4.5%, 7/2/2007	1,500,000	1,508,683
Vista, CA, Unified School District, Series PT-2116, 144A, 3.77%*, 8/1/2008 (a)	1,080,000	1,080,000
		88,514,458
Puerto Rico 2.0%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.75%*, 10/1/2008	1,275,000	1,275,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.74%*, 7/1/2020 (a)	150,000	150,000
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Central Facilities, Bristol-Myers Squibb Project, AMT, 3.82%*, 12/1/2030	375,000	375,000
		1,800,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,314,458)+	99.3	90,314,458
Other Assets and Liabilities, Net	0.7	653,006
Net Assets	100.0	90,967,464

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2006.

+ The cost for federal income tax purposes was $90,314,458.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
AMBAC Financial Group	9.0
Financial Guaranty Insurance Company	6.2
Financial Security Assurance, Inc.	7.8
MBIA Corporation	7.7

(b) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments in securities, valued at amortized cost	$ 90,314,458
Cash	4,490
Interest receivable	673,870
Receivable for investments sold	190,000
Other assets	12,252
Total assets	91,195,070
Liabilities
Dividends payable	12,653
Payable for Fund shares redeemed	27,743
Accrued management fee	16,583
Other accrued expenses and payables	170,627
Total liabilities	227,606
Net assets, at value	$ 90,967,464
Net Assets
Net assets consist of: Distributions in excess of net investment income	(16,998)
Accumulated net realized gain (loss)	7,652
Paid-in capital	90,976,810
Net assets, at value	$ 90,967,464
Shares outstanding	90,977,484
Net asset value, offering and redemption price per share (net asset value $90,967,464 ÷ 90,977,484 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Interest	$ 3,764,500
Expenses: Management fee	260,985
Services to shareholders	296,395
Custodian fees	10,196
Distribution services fees	391,478
Auditing	37,985
Legal	16,187
Trustees' fees and expenses	19,273
Reports to shareholders	61,989
Registration fees	23,656
Other	13,993
Total expenses, before expense reductions	1,132,137
Expense reductions	(4,038)
Total expenses, after expense reductions	1,128,099
Net investment income	2,636,401
Net gain (loss) on investment transactions	11,823
Net increase (decrease) in net assets resulting from operations	$ 2,648,224

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 2,636,401	$ 1,844,776
Net realized gain (loss) on investment transactions	11,823	(2,952)
Net increase (decrease) in net assets resulting from operations	2,648,224	1,841,824
Distributions to shareholders from: Net investment income	(2,653,401)	(1,842,831)
Fund share transactions: Proceeds from shares sold	185,060,231	213,969,579
Reinvestment of distributions	2,645,206	1,834,116
Cost of shares redeemed	(240,783,537)	(212,687,192)
Net increase (decrease) in net assets from Fund share transactions	(53,078,100)	3,116,503
Increase (decrease) in net assets	(53,083,277)	3,115,496
Net assets at beginning of period	144,050,741	140,935,245
Net assets at end of period (including distributions in excess of and undistributed net investment income of $16,998 and $2, respectively)	$ 90,967,464	$ 144,050,741
Other Information
Shares outstanding at beginning of period	144,055,584	140,939,080
Shares sold	185,060,231	213,969,580
Shares issued to shareholders in reinvestment of distributions	2,645,206	1,834,116
Shares redeemed	(240,783,537)	(212,687,192)
Net increase (decrease) in Fund shares	(53,078,100)	3,116,504
Shares outstanding at end of period	90,977,484	144,055,584

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.023	.014	.004	.006	.007
Less distributions from net investment income	(.023)	(.014)	(.004)	(.006)	(.007)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.29	1.38	.42[a]	.64[a]	.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	144	141	112	448
Ratio of expenses before expense reductions (%)	.95	.74	.67	.77	.73
Ratio of expenses after expense reductions (%)	.95	.74	.66	.74	.73
Ratio of net investment income (%)	2.22	1.39	.42	.38	.72

a Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

1. Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal tax provision was required.

During the year ended September 30, 2006, the Fund fully utilized $4,200 of prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed tax-exempt income	$ 3,367
Undistributed net long-term capital gains	$ 7,652

In addition, during the years ended September 30, 2006 and September 30, 2005, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended September 30,
	2006	2005
Distributions from tax-exempt income	$ 2,653,401	$ 1,842,831

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at 1/12 of the following annual rates:

First $500 million of the Fund's average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Accordingly, for the year ended September 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.22% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $294,955, of which $90,657 is unpaid.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Fund. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of the Fund. For the year ended September 30, 2006, the Distribution Fee aggregated $391,478, of which $25,655 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $6,720, of which $1,920 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

3. Expense Reductions

For the year ended September 30, 2006, the Advisor agreed to reimburse the Fund $3,863, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2006, the Fund's custodian and transfer agent fees were reduced by $154 and $21, respectively under this arrangement.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Tax-Exempt California Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Tax-Exempt California Money Market Fund (the "Fund"), as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2006

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,500 as capital gain dividends for its year ended September 30, 2006, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended September 30, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the total expense ratio (excluding any 12b-1 fees and/or administrative services fees) was at the 14th percentile of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included four breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		65
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	65
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	65
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	65
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	65
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	65
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	65
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		68
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Principal Underwriter
DWS Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006, Tax-Exempt California Money Market Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended September 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$31,004	$0	$4,228	$0
2005	$30,295	$0	$4,131	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,228	$316,254	$545,763	$866,245
2005	$4,131	$70,570	$24,643	$99,344

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006